                                                                    EXHIBIT 10.8

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                AMENDMENT NINE TO
                              DEVELOPMENT AGREEMENT

         This Amendment Nine, made as of April 15, 2002 ("Effective Date") between SRI International, a California, non-profit and public benefit corporation, having, a place of business located at 333 Ravenswood Avenue, Menlo Park, CA 94025 (hereinafter "SRI") and Lipid Sciences Incorporated, an Arizona corporation, having a place of business located at 7068 Koll Center Parkway, Suite 401, Pleasanton, CA 94566 (hereinafter "LSI").

         WHEREAS, SRI and LSI have entered into a development agreement having an effective date of October 6, 2000 and an Amendment One thereto dated March 8, 2001 and Amendment Two dated March 28, 2001; Amendment Three dated May 12, 2001; Amendment Four dated May 13, 2001, Amendment Five dated May 13, 2001, Amendment Six dated December 5, 2001, Amendment Seven dated October 6, 2000, and Amendment Eight dated February 13, 2002, (hereinafter individually and collectively "Development Agreement") and which the parties hereby amend; and

         WHEREAS, the parties intend that this Amendment Nine provide for the details of additional work related to Phase 2 of the test and selection of the sensor development for quantification of N-butanol and Di-isopropyl ether concentration. Both parties recognize that this work is outside of the scope of the Phase 11 Development Plan of the Development Agreement and therefore increases the authorized value of the contract by $343,036 (which is the cost of the effort less $35,000 that LSI will set aside for purchasing materials directly).

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, SRI and LSI agree as follows:

         1. For consistency and unless otherwise defined herein all initially capitalized terms shall have the meaning set forth in the Development Agreement.

         2. The scope of work and project cost, which the parties agree are outside of the scope of Phase 11 Development Plan of the Development Agreement are attached hereto as Exhibit A (SRI Proposal PYC 02-082)

         3. Unless expressly amended by this Amendment Nine, all other terms and conditions of the Development Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date last subscribed below.

SRI International                     Lipid Sciences, Incorporated

By:  /s/ V. Rene Harmount             By:  /s/ Phil Radlick
    ---------------------------           -----------------
    V. Rene Harmount                      Phil Radlick, Ph.D.
    Group Manager, Contracts              President and Chief Executive Officer

                                    EXHIBIT A

                                      [ * ]